UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on November 2, 2020, Telenav, Inc., a Delaware corporation (“Telenav” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with V99, Inc, a Delaware corporation led by HP Jin, Co-Founder, President, and Chief Executive Officer of Telenav (“Parent”), and Telenav99, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Expiration of “Go-Shop” Period

Pursuant to the Merger Agreement, the Company had the right to a 30-day “go-shop” period beginning on November 2, 2020 to solicit alternative acquisition proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative acquisition proposals. During the go-shop period, a special committee of the board of directors of the Company (the “Special Committee”), with the assistance of B. Riley Securities, Inc. (“B. Riley Securities”), Telenav’s financial advisor, actively solicited alternative acquisition proposals from third parties that the Special Committee and B. Riley Securities believed might be interested in a possible alternative transaction. During the go-shop period, B. Riley Securities had substantive discussions with three parties that B. Riley Securities had contacted prior to the announcement of the definitive merger agreement, and B. Riley Securities contacted 39 third parties that it had not contacted prior to the announcement of the definitive merger agreement. The Special Committee did not receive any alternative acquisition proposals from any third party during the “go-shop” period. On December 2, 2020, at 11:59 p.m. Pacific time, the Company’s go-shop period expired pursuant to the terms of the Merger Agreement. As of the expiration of such go-shop period, the Special Committee may still consider alternative proposals in accordance with the “fiduciary out” provisions of the Merger Agreement. However, the Company has otherwise become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative acquisition proposals.

A copy of the press release announcing the expiration of the go-shop period is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Early Termination of Waiting Period

On December 3, 2020, the U.S. Federal Trade Commission notified the Company that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) was granted, effective immediately. The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the Merger under the HSR Act, and remains subject to approval by the Company’s stockholders as specified in the Merger Agreement and the satisfaction or waiver of other customary closing conditions set forth in the Merger Agreement.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Parent. In connection with the proposed transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.telenav.com/) or by contacting the Company’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

The Company and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and documents to which the Company refers you in this communication, contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent the Company’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include the Company’s expectations regarding the Merger Agreement and the terms and conditions of the Merger Agreement. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of the Company’s stockholders, including a majority of the outstanding shares of the Company’s common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and other related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; the effect of the proposed transaction on the Company’s business and operating results and impact on the trading price of shares of the Company’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by the Company in this communication is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Telenav, Inc., dated December 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

By:	/s/ Steve Debenham
Steve Debenham General Counsel

Date: December 3, 2020